                                  SCHEDULE 14A
                                 (RULE 14A-101)
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NEWCASTLE INVESTMENT CORP.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

      (5)   Total fee paid:

            ---------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
                                    ------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                          --------------------
      (3)   Filing Party:
                          ----------------------------------------------
      (4)   Date Filed:
                        ------------------------------------------------

[NEWCASTLE INVESTMENT CORP. LOGO]


            NEWCASTLE INVESTMENT CORP.

                                                                  April 30, 2003



Dear Fellow Stockholders:

      On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Newcastle Investment Corp. (the "Annual Meeting") to be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York on Thursday, May 29, 2003, at 8:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

      IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided.

                                           Sincerely,

                                           /s/ Wesley R. Edens

                                           Wesley R. Edens
                                           Chairman and Chief Executive Officer

                           NEWCASTLE INVESTMENT CORP.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2003

To the Stockholders of Newcastle Investment Corp.:

The annual meeting of stockholders of Newcastle Investment Corp., a Maryland corporation, will be held at The Four Seasons Hotel, 57 East 57th Street, New York, New York, on Thursday, May 29, 2003, beginning at 8:00 a.m., local time (the "Annual Meeting"). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

      (i) a proposal to elect (a) two Class I directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and duly qualified; and (b) one Class III director to serve until the 2005 annual meeting of stockholders or until his respective successor is elected and duly qualified;

      (ii) a proposal to approve the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003; and

      (iii) any other business that may properly come before the Annual Meeting or any adjournment of the annual meeting.

      Stockholders of record at the close of business on May 6, 2003 will be entitled to notice of and to vote at the Annual Meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

                                          By Order of the Board of Directors,

                                          /s/Randal A. Nardone
                                          Randal A. Nardone
                                          Secretary

1251 Avenue of the Americas
16th Floor
New York, New York 10020
April 30, 2003

                           NEWCASTLE INVESTMENT CORP.
              1251 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 2003

      This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors of Newcastle Investment Corp., a Maryland corporation, for use at the annual meeting of stockholders to be held on Thursday, May 29, 2003, and any adjournments or postponements thereof (the "Annual Meeting"). "We," "our," "us," "the Company" and "Newcastle" each refers to Newcastle Investment Corp. The mailing address of our executive office is 1251 Avenue of the Americas, 16th Floor, New York, New York 10020. This Proxy Statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share (the "Common Stock"), on or about May 6, 2003.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

      At the Annual Meeting, stockholders of the Company's Common Stock will vote upon:

      (i) a proposal to elect (a) two Class I directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and duly qualified; and (b) one Class III director to serve until the 2005 annual meeting of stockholders or until his respective successor is elected and duly qualified;

      (ii) a proposal to approve the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003; and

      (ii) any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

                        GENERAL INFORMATION ABOUT VOTING

SOLICITATION OF PROXIES

      The enclosed proxy is solicited by and on behalf of our board of directors. The expense of soliciting proxies for the Annual Meeting, including the cost of mailing, will be borne by us. In addition to solicitation by mail, our officers may solicit proxies from stockholders by telephone, electronic transmission and facsimile transmission. Such persons will receive no compensation for such services.

STOCKHOLDERS ENTITLED TO VOTE

      As of the date hereof, there are outstanding and entitled to vote 23,488,517 shares of our Common Stock. Each share of our Common Stock entitles the holder to one vote. Stockholders of record at the close of business on May 6, 2003 are entitled to vote at the Annual Meeting or any adjournment thereof.

      Newcastle Investment Holdings Corp. ("Holdings") currently owns 16,488,517 shares of our Common Stock, which represents approximately 70% of our outstanding Common Stock. We have been informed that, in connection with a plan of liquidation approved by the board of directors and stockholders of Holdings, the board of directors of Holdings, on April 30, 2003, declared a distribution to be made on or about May 19, 2003 to its stockholders of record on May 8, 2003 of all the shares of our Common Stock owned by Holdings. Each stockholder of Holdings will receive one share of our Common Stock for each share of common stock of

Holdings owned by such stockholder. Since only our stockholders of record at the close of business on May 6, 2003 are entitled to vote at the Annual Meeting or any adjournment thereof, the stockholders of Holdings who will receive shares of our Common Stock in connection with the distribution will not be entitled to vote at the Annual Meeting.

      In addition, we have outstanding 2,500,000 shares of our 9.75% Series B Cumulative Redeemable Preferred Stock. These shares have no voting rights, except in limited circumstances.

REQUIRED VOTE

      A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

      For the election of the nominees to our board of directors, the affirmative vote of a plurality of all the votes cast at the Annual Meeting is sufficient to elect a director if a quorum is present. For the approval of Ernst & Young LLP, the affirmative vote of a majority of the shares of our Common Stock cast at the Annual Meeting is required to approve the matter.

      Holdings owns 16,488,517 shares, or approximately 70%, of our Common Stock. Therefore, Holdings will control the outcome of any matter submitted to a vote of our stockholders. Holdings has informed us that it intends to vote for the election of each of the nominees to our board of directors and for the approval of the appointment of Ernst & Young LLP as independent auditors for our fiscal year 2003.

      If the enclosed proxy is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

            (i) FOR the election of each of the nominees to our board of directors;

            (ii) FOR the approval of the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003; and

            (iii) in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

      Abstentions will have no effect on the outcome of the election of our board of directors, the appointment of Ernst & Young LLP or any other matter for which the required vote is a majority of the votes cast. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

      Abstentions and broker non-votes will be counted in determining the presence of a quorum. "Broker non-votes" are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it is precluded by rules of a stock exchange or the NASD from voting on a matter. Abstentions and broker non-votes will have no effect on the election of directors or the approval of the independent auditors.

      Under the rules of the New York Stock Exchange, brokers who hold shares in "street name" may have the authority to vote on certain matters when they do not receive instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the ratification of the independent auditors. In determining whether the proposal to ratify the appointment of the independent auditors has received the requisite vote, abstentions will be disregarded and will have no effect on the outcome of the vote. A vote "withheld" from a director nominee will have no effect on the outcome of the vote because a plurality of the votes cast at the Annual Meeting is required for the election of each director.

VOTING

      If you hold your shares of our Common Stock in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our Common Stock in person at the Annual Meeting.

      If your shares of our Common Stock are held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

RIGHT TO REVOKE PROXY

      If you hold shares of our Common Stock in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

        - send written notice of revocation, prior to the Annual Meeting, to our Secretary , Mr. Randal A. Nardone, at 1251 Avenue of the Americas, 16th Floor, New York, New York 10020;

        -   sign, date and mail a new proxy card to our Secretary; or

        -   attend the Annual Meeting and vote your shares in person.

      If shares of our Common Stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

COPIES OF ANNUAL REPORT TO STOCKHOLDERS

      A copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for our latest fiscal year is available without charge to stockholders upon written request to: 1251 Avenue of the Americas, 16th Floor, New York, New York, 10020 Attention: Ms. Lilly H. Donohue.

VOTING RESULTS

      American Stock Transfer & Trust Company, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2003, which we plan to file with the SEC in August 2003.

CONFIDENTIALITY OF VOTING

      We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Stock Transfer & Trust Company, to examine these documents.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

      The board of directors recommends a vote:

            (i) FOR the election of each of the nominees to our board of directors; and

            (ii) FOR the approval of the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The first proposal is to elect (a) two Class I directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and duly qualified; and (b) one Class III director to serve until the 2005 annual meeting of stockholders or until his respective successor is elected and duly qualified.

      Our charter authorizes the number of directors to be not less than one, nor more than fifteen. The number of directors on the board is currently fixed at five. Our board of directors is divided into three classes. The members of each class of directors serve staggered three-year terms.

      Our current board of directors is classified as follows:

                                                               TERM
            CLASS             DIRECTOR                      EXPIRATION
            ------------      -------------------           ----------
            Class I           Stuart A. McFarland           2003
                              Peter M. Miller               2003
            Class II          David J. Grain                2004
            Class III         Wesley R. Edens               2005
                              David K. McKown               2005

      In general, the term for a Class I director expires in 2003, the term for a Class II director expires in 2004 and the term for a Class III director expires in 2005. Mr. McKown was elected to serve as a Class III director by the board of directors subsequent to our initial public offering to fill a vacancy on the board of directors. Although the term of Class III directors expires in 2005, under Maryland law and our charter, a director elected by the board of directors to fill a vacancy may only serve until the next annual meeting of stockholders. Therefore, Mr. McKown is a nominee at this time.

      The board of directors has unanimously proposed the following director nominees for election as directors:

                                                               TERM
            CLASS             DIRECTOR                      EXPIRATION
            ------------      -------------------           ----------
            Class I           Stuart A. McFarland           2006
                              Peter M. Miller               2006
            Class III         David K. McKown               2005

INFORMATION CONCERNING THE DIRECTORS AND THE DIRECTOR NOMINEES

      Set forth below is certain biographical information for the directors and each of the director nominees, as well as the month and year each was first elected as one of our directors and the beneficial ownership of shares of our Common Stock as of April 30, 2003, after giving effect to outstanding options. All of the director nominees currently serve on our board of directors. For a description of beneficial ownership, see the "Security Ownership of Management and Certain Beneficial Owners" section, and the footnotes thereto, included in this proxy statement.

      If any nominee becomes unable to stand for election as a director, an event that our board of directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our board of directors. The board of directors recommends a vote FOR each of the nominees.

WESLEY R. EDENS                   Mr. Edens has been our Chief Executive Officer
                                  and the Chairman of our board of directors
Chief Executive Officer and       since inception.  Mr. Edens co-founded our
Chairman of the Board of          manager, Fortress Investment Group LLC, and is
Directors                         its Chief Executive Officer.  Mr. Edens is
since inception                   also Chairman and Chief Executive Officer of
                                  Newcastle Investment Holdings Corp.  Mr. Edens
                                  was previously a Managing Director of Union
                                  Bank of Switzerland from May 1997 to
4,494,553 shares of our Common    May 1998.  Prior to joining Union Bank of
Stock                             Switzerland, Mr. Edens was

beneficially owned                a partner and Managing Director of BlackRock
Age: 41                           Financial Management, Inc.  In addition, Mr.
                                  Edens was formerly a partner and Managing
                                  Director of Lehman Brothers, where he was head
                                  of the Non-Agency Mortgage Trading Desk. Mr.
                                  Edens has been Chief Executive Officer,
                                  President and Chairman of the board of directors
                                  of Capstead Mortgage Corporation since April
                                  2000.

DAVID J. GRAIN                    Mr. Grain has been a member of our board of
                                  directors since October 2002.  Mr. Grain was a
Director since October 2002       director of Newcastle Investment Holdings
                                  Corp. from January 2002 to October 2002.  Mr.
2,000 shares of our Common        Grain presently serves as the President of
Stock                             Pinnacle Holdings Inc., whose equity is
beneficially owned                partially owned by Fortress Investment Fund
                                  LLC, an affiliate of ours managed by our
Age: 40                           manager.  Prior to joining Pinnacle in
                                  February 2003, Mr. Grain was a Senior Vice
                                  President for AT&T Broadband's Northeast
                                  Region.  Prior to joining AT&T in June 2000,
                                  Mr. Grain was a Principal at Morgan Stanley
                                  from 1992 to June 2000.  Mr. Grain is a
                                  Director and member of the Investment
                                  Committee of the Pension Reserves Investment
                                  Management (PRIM) Board of Massachusetts and
                                  is a Trustee of Emerson College.

STUART A. MCFARLAND               Mr. McFarland has been a member of our board
                                  of directors since October 2002 and a member
Director since October 2002       of the audit committee of our board of
                                  directors since November 2002.  Mr. McFarland
Audit Committee Member            was a director of Newcastle Investment
                                  Holdings Corp. from May 1998 until October
2,000 shares of our Common        2002.  Mr. McFarland is Managing Partner of
Stock                             Federal City Capital Advisors, a strategic
beneficially owned                advisory and corporate financial services firm
                                  located in Washington, D.C.  Previously, Mr.
Age: 56                           McFarland was President and Chief Executive
                                  Officer of Pedestal Inc., an internet
                                  secondary mortgage market trading exchange for
                                  the trading of spot and pooled mortgage
                                  loans.  Mr. McFarland was Executive Vice
                                  President and General Manager of GE Capital
                                  Mortgage Services and President and CEO of GE
                                  Capital Asset Management Corporation from 1990
                                  to 1995.  Prior to GE Capital, Mr. McFarland
                                  was President and CEO of Skyline Financial
                                  Services Corp.  Before joining Skyline, Mr.
                                  McFarland was President and CEO of National
                                  Permanent Federal Savings Bank in Washington,
                                  D.C.  Prior to that, Mr. McFarland was
                                  Executive Vice President and Chief Financial
                                  Officer with Fannie Mae (Federal National
                                  Mortgage Association).  From 1972 to 1981, he
                                  was President and Director of Ticor Mortgage
                                  Insurance Company in Los Angeles, California.
                                  Mr. McFarland presently serves as a Director
                                  of the Brandywine Funds, as a Director and
                                  Member of the Executive Committee of the
                                  Center for Housing Policy, a Trustee of the
                                  National Building Museum and a Member of the
                                  Board of Trustees of the Brookings Greater
                                  Washington Research Program.

DAVID K. MCKOWN                   Mr. McKown has been a member of our board of
                                  directors and a member of the audit committee
Director since November 2002      of our board of directors since November
                                  2002.  Mr. McKown has been a senior advisor to
Audit Committee Member            Eaton Vance Management, an investment fund
                                  manager located in Boston, Massachusetts,
2,000 shares of our Common        since May 2000.  Prior to this, Mr. McKown was
Stock                             a group executive of Diversified Finance of
beneficially owned                BankBoston, N.A., from 1993 until April 2000.
                                  Mr. McKown was chairman of the Domestic Senior
Age: 65                           Credit Committee of BankBoston, N.A. from 1985
                                  until 1990 and was managing director for
                                  problem loan management of BankBoston, N.A.
                                  from 1990 until 1993. Mr. McKown has been a
                                  trustee of Equity Office Properties Trust
                                  since July 1997 where he serves on the
                                  executive, compensation and option and
                                  conflicts committees.  Mr. McKown also serves
                                  as a director of American Investment Bank,
                                  Friends of Post Office Square and POWDR Corp.
                                  He holds advisory directorships with the Eiger
                                  Fund and Alliance Energy, Inc.

PETER M. MILLER                   Mr. Miller has been a member of our board of
                                  directors and a member


Director since February 2003      of the audit committee of our board of
                                  directors since February 2003.  Mr. Miller is
Audit Committee Member            a Managing Director at ING Financial Markets
                                  LLC and Head of their Latin Debt Advisory
2,000 shares of our Common        Group.  Previously, he was responsible for
Stock                             ING's Latin American Debt Products Group.  Mr.
beneficially owned                Miller joined ING in 1989 following seven
                                  years at Bankers Trust where he held various
Age: 47                           positions in the Latin American Merchant
                                  Banking Group.

COMPENSATION OF DIRECTORS

      We pay a $20,000 annual director's fee to each of our directors, other than Mr. Edens. After the first four meetings attended each year, each such director will be paid a fee of $1,000 for each additional board meeting attended in person by such director. All members of our board of directors are reimbursed for their costs and expenses in attending all meetings of our board of directors. In addition, an annual fee of $1,000 will be paid to the chair of any committee of our board of directors other than Mr. Edens. Fees to the directors may be made by issuance of Common Stock, based on the value of such Common Stock at the date of issuance, rather than in cash.

      In addition, the Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan provides for (i) an initial grant of options to purchase 2,000 shares of our Common Stock to each independent director on the date of the first Board of Director's meeting attended by such independent director, or, in the case of Mr. Grain and Mr. McFarland, at the time of our initial public offering and (ii) the automatic grant of options to purchase 2,000 shares of our Common Stock to each of our independent directors on the first business day after each annual meeting of the Company each year during which the option plan is effective. These options all have an exercise price equal to 100% of the fair market value of our Common Stock on the date of grant, subject to adjustment as necessary to preserve the value of such options in connection with the occurrence of certain events. The initial option grants are fully vested at the time of grant. Annual option grants vest 25% on the date of grant and 25% annually thereafter.

      As of the date hereof, options for a total of 8,000 shares of our Common Stock have been granted pursuant to initial option grants to our four independent directors. To date, no annual grants have been made. No other options have been granted to our directors to date.

BOARD AND COMMITTEE MEETINGS

      During the year ended December 31, 2002, our board of directors held three meetings. No director attended fewer than 75 percent of all meetings of our board of directors and the committees on which such director served.

      Our board of directors has established an audit committee. The audit committee is governed by a written charter adopted by our board of directors and is composed of three independent directors, each of whom has been determined by our board of directors to be independent in accordance with the rules of the New York Stock Exchange. The members of the audit committee are Messrs. McFarland, McKown and Miller. Actions taken by the audit committee are reported to the board of directors, usually at its next meeting. The audit committee met two times during 2002. A copy of the charter is included in this proxy statement as Appendix A.

      The primary duties and responsibilities of the audit committee are to:

        - monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

        -   monitor the independence and performance of our outside auditors;

        - provide an avenue of communication among the outside auditors, management and our board of directors;

        - encourage adherence to, and continuous improvement of, our financial reporting and internal control policies, procedures and practices; and

        -   monitor compliance with legal and regulatory requirements.

There are currently no other committees of the board of directors.

REPORT OF THE AUDIT COMMITTEE

      In accordance with and to the extent permitted by the rules of the Securities and Exchange Commission (the "SEC"), the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be "soliciting material" or to be "filed" under the Exchange Act or the Securities Act of 1933, as amended.

      The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles.

      The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the auditor's judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

      The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2002 for filing with the SEC. The Audit Committee and the board of directors also have recommended, subject to stockholder approval, the selection of the Company's independent auditors for fiscal year 2003.

                                                THE AUDIT COMMITTEE

                                                Stuart A. McFarland
                                                David K. McKown
                                                Peter M. Miller

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of our present executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

               NAME                                          AGE           POSITION

Wesley R. Edens ..........................................   41   Chief Executive Officer
                                                                  Chairman of the Board of
                                                                  Directors
Kenneth M.  Riis .........................................   43   President
Jonathan  Ashley .........................................   37   Vice President and Chief
Debra A. Hess ............................................   39   Chief Financial Officer
Erik P. Nygaard ..........................................   43   Vice President and Chief
Randal A.  Nardone .......................................   47   Vice President and


      For information regarding Mr. Edens see the "Information Concerning the Directors and Director Nominees" section of this proxy statement.

      KENNETH M. RIIS has been our President since our inception and a Managing Director of our Manager since December 2001. From November 1996 to December 2001, Mr. Riis was an independent consultant for our Manager as well as other financial companies. From 1989 to 1996, Mr. Riis was a Principal and Managing Director of the real estate finance group at Donaldson, Lufkin & Jenrette.

      JONATHAN ASHLEY has been our Chief Operating Officer since our inception and a Managing Director of our Manager since its formation in May 1998. Mr. Ashley previously worked for Union Bank of Switzerland from May 1997 to May 1998. Prior to joining Union Bank of Switzerland, Mr. Ashley worked for an affiliate of BlackRock Financial Management, Inc. from April 1996 to May 1997. Prior to joining BlackRock, Mr. Ashley worked at Morgan Stanley, Inc. in its Real Estate Investment Banking Group. Prior to joining Morgan Stanley, Mr. Ashley was in the Structured Finance Group at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.

      DEBRA A. HESS joined us as Chief Financial Officer in April 2003 and also joined our Manager at that time. Prior to joining the Company, Ms. Hess worked in the Fixed Income Department for Goldman, Sachs & Co. since 1998. From 1993 to 1998, she was the head of financial reporting and accounting policy at Goldman Sachs Group. Prior to joining Goldman, Sachs & Co., Ms. Hess worked at Chemical Bank in the credit policy group. Prior to that, Ms. Hess was with Arthur Andersen & Co. for five years as a senior auditor focused on financial institutions and investment funds.

      ERIK P. NYGAARD has been our Chief Information Officer since our inception and Chief Information Officer of our Manager since its inception. Mr. Nygaard co-founded our Manager. Mr. Nygaard was previously a Managing Director of Union Bank of Switzerland from May 1997 to May 1998. Prior to joining Union Bank of Switzerland, Mr. Nygaard was a principal of BlackRock Financial Management, Inc. From April 1990 to July 1994, Mr. Nygaard was a Director at Nomura Securities International.

      RANDAL A. NARDONE has been our Secretary since our inception. Mr. Nardone co-founded our Manager and has been Chief Operating Officer of our Manager since its inception. Mr. Nardone was previously a Managing Director of Union Bank of Switzerland from May 1997 to May 1998. Prior to joining Union Bank of Switzerland in 1997, Mr. Nardone was a principal of BlackRock Financial Management, Inc. Prior to joining BlackRock, Mr. Nardone was a partner and a member of the executive committee at the law firm of Thacher Proffitt & Wood.

                             EXECUTIVE COMPENSATION

      Because our management agreement provides that our Manager will assume principal responsibility for managing our affairs, our officers, in their capacities as such, do not receive compensation from us. However, in their capacities as officers or employees of our Manager, or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of our Manager under the management agreement. Our Manager has informed us that, because the services performed by its officers or employees in their capacities as such are not performed exclusively for us, it cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our named executive officers by the Manager that relates solely to their services to us.

      Below is a summary of the fees and other amounts earned by our Manager. The summary of fees and other amounts for the years 2000 and 2001 reflect amounts paid by Holdings to the Manager. A portion of the fees and other amounts for the year 2002 were paid by Holdings for the period from January 1, 2002 until our inception in June 2002.

                                      2002              2001              2000
                                      ----              ----              ----
Management Fee (1)                $4.3 million      $4.8 million      $5.1 million
Expense Reimbursements (2)        $0.5 million      $0.9 million      $1.6 million
Incentive Compensation (3)        $3.5 million      $2.8 million           --
Stock Options (4)                700,000 shares          --                --

(1) We pay our Manager an annual management fee equal to 1.5% of our gross equity, as defined in our management agreement. Our Manager uses the proceeds from its management fee in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us.

(2) Because our Manager's employees perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, our Manager is paid or reimbursed for the cost of performing such tasks, provided that such costs and reimbursements are no greater than those which would be paid to outside professionals or consultants on an arm's-length basis. The management agreement provides that such costs shall not be reimbursed in excess of $500,000 per annum.

      We also pay all operating expenses, except those specifically required to be borne by our Manager under the management agreement. Our Manager is responsible for all costs incident to the performance of its duties under the management agreement, including compensation of our Manager's employees, rent for facilities and other "overhead" expenses. The expenses required to be paid by us include, but are not limited to, issuance and transaction costs incident to the acquisition, disposition and financing of our investments, legal and auditing fees and expenses, the compensation and expenses of our independent directors, the costs associated with the establishment and maintenance of any credit facilities and other indebtedness of ours (including commitment fees, legal fees, closing costs, etc.), expenses associated with other securities offerings of ours, the costs of printing and mailing proxies and reports to our stockholders, costs incurred by employees of our Manager for travel on our behalf, costs associated with any computer software or hardware that is used solely for us, costs to obtain liability insurance to indemnify our directors and officers and the compensation and expenses of our transfer agent.

(3) Our Manager is entitled to receive annual incentive compensation pursuant to the terms of the management agreement with us. The purpose of the incentive compensation is to provide an additional incentive for our Manager to achieve targeted levels of funds from operations (including gains and losses) and to increase our stockholder value. This incentive compensation, which is calculated on a cumulative, but not compounding, basis, is an amount equal to the product of:

            (A) 25% of the dollar amount by which

                  (1)(a) the funds from operations before the incentive return per share of common stock, plus (b) gains (or losses) from debt restructuring and gains (or losses) from sales of property and other assets per share of common stock,

                   exceed

                  (2) an amount equal to (a) the weighted average of the book value per share of the net assets transferred to us from Newcastle Investment Holdings on or prior to July 12, 2002 and the prices per share of our common stock in any offerings by us (adjusted for prior capital dividends or capital distributions) multiplied by (b) a simple interest rate of 10% per annum;

            multiplied by

            (B) the weighted average number of shares of common stock outstanding.

      Our board of directors may request that our Manager accept all or a portion of its incentive compensation in shares of our Common Stock, and our Manager may elect, in its discretion, to accept such payment in the form of shares, subject to limitations that may be imposed by the rules of the NYSE or otherwise.

(4) In October 2002, in connection with our initial public offering, we granted to Fortress Principal Investment Holdings LLC, an affiliate of our Manager, options representing the right to acquire 10% of the number of shares offered and sold in our initial public offering, or 700,000 shares, at an exercise price per share equal to the initial public offering price per share of the shares in our initial public offering ($13.00 per share). The options are exercisable as to 1/30 of the shares subject to the option on the first day of each of the 30 calendar months following the date of grant. The Manager options provide a means of performance-based compensation in order to provide an additional incentive for our Manager to enhance the value of our Common Stock. The beneficial owners of Fortress Principal Investment Holdings LLC include, among others, Messrs. Edens, Nardone and Nygaard. Fortress Investment Holdings LLC is the sole member of the Manager. The beneficial owners of Fortress Investment Holdings LLC also include, among others, Messrs. Edens, Nardone and Nygaard.

                        EQUITY COMPENSATION PLAN INFORMATION

      We have adopted the Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan, referred to in this Proxy Statement as the option plan, to provide incentives to attract and retain the highest qualified directors, officers, employees, advisors, consultants and other personnel. The option plan is our only equity compensation plan.

      The following table summarizes the total number of outstanding securities in the option plan and the number of securities remaining for future issuance, as well as the weighted-average exercise price of all outstanding securities as of December 31, 2002.

                                 NUMBER OF        REMAINING AVAILABLE
                              SECURITIES TO BE     WEIGHTED AVERAGE       NUMBER OF SECURITIES
                                ISSUED UPON         EXERCISE PRICE OF      FOR FUTURE ISSUANCE
                                EXERCISE OF          OUTSTANDING               UNDER EQUITY
 PLAN CATEGORY               OUTSTANDING OPTIONS       OPTIONS              COMPENSATION PLANS

EQUITY COMPENSATION
PLANS APPROVED BY
SECURITY HOLDERS:

 Newcastle Investment            706,000 (1)           $13.00               9,294,000 (2)
 Corp. Nonqualified
 Stock Option and
 Incentive Award Plan

EQUITY COMPENSATION
PLANS NOT APPROVED
BY SECURITY HOLDERS:
 None                                 N/A                N/A                      N/A

(1) Includes options for (i) 700,000 shares held by Fortress Principal Investment Holdings LLC; (ii) 2,000 shares held by Mr. Grain; (iii) 2,000 shares held by Mr. McFarland; and (iv) 2,000 shares held by Mr. McKown. In addition to the shares reflected in the table, Mr. Miller, who was elected to our board of directors on February 12, 2003, received an option to purchase 2,000 shares of our Common Stock.

(2) The maximum number of shares available for issuance each year is equal to 15% of the number of outstanding equity interests, subject to a maximum of 10,000,000 shares in the aggregate over the term of the plan.

                                 PERFORMANCE GRAPH

      Set forth below is a line graph comparing the cumulative total stockholder return on shares of our Common Stock with the cumulative total return of the S&P 500 Stock Index, the Russell 2000 Stock Index and the NAREIT All REIT Index.* The period shown commences on October 10, 2002, the date that our Common Stock was registered under Section 12 of the Securities Exchange Act of 1934, and ends on December 31, 2002, the end of our last fiscal year. The graph assumes an investment of $100 on October 10, 2002 and the reinvestment of any dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                        [TOTAL RETURN PERFORMANCE GRAPH]

                                                            PERIOD ENDING
                                                            -------------
INDEX                                      10/10/02      10/31/02   11/30/02     12/31/02
-----                                      --------      --------   --------     --------
Newcastle Investment Corp.                   100.00      107.20      111.60      130.92
S&P 500                                      100.00      110.23      116.70      109.81
Russell 2000                                 100.00      111.18      121.10      114.36
NAREIT All REIT Index                        100.00      103.24      107.83      109.58

* Source: SNL Financial LC, Charlottesville, VA

      In accordance with the rules of the SEC, this section entitled "Performance Graph" shall not be incorporated by reference into any of our future filings under the Securities Act or the Exchange Act, and shall not be deemed to be soliciting material or to be filed under the Securities Act or the Exchange Act.

           SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      For purposes of this proxy statement a "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

      (i) voting power, which includes the power to vote, or to direct the voting of, shares of our Common Stock; and/or

      (ii) investment power, which includes the power to dispose, or to direct the disposition of, shares of our Common Stock.

      A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days.

      Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of shares of our Common Stock by each person known by us to be the beneficial owner of more than five percent of our Common Stock, and by each of our directors and executive officers, individually and as a group (i) actual as of April 30, 2003 and (ii) as adjusted to give effect to the distribution by Holdings of all of its shares of our Common Stock to its stockholders, assuming no other purchases or sales by such persons.

      We have been informed that, in connection with a plan of liquidation approved by the board of directors and stockholders of Holdings, the board of directors of Holdings, on April 30, 2003, declared a distribution to be made on or about May 19, 2003 to its stockholders of record on May 8, 2003 of all the 16,488,517 shares of our Common Stock owned by Holdings. Each stockholder of Holdings will receive one share of our Common Stock for each share of common stock of Holdings owned by such stockholder. We refer to this distribution as the "Holdings Distribution".

      We have been informed by Fortress Principal Investment Holdings LLC that it does not currently intend to exercise its outstanding stock options in Holdings prior to the Holdings Distribution. As a result, although the information presented under the heading "Before Holdings Distribution" assumes full exercise by Fortress Principal Investment Holdings LLC of all its outstanding options in Holdings and us, the information presented under the heading "After Holdings Distribution" assumes that Fortress Principal Investment Holdings LLC does not exercise its outstanding stock options in Holdings and does not receive shares of our Common Stock for each of these option shares.

                       BEFORE HOLDINGS DISTRIBUTION       AFTER HOLDINGS DISTRIBUTION
                       ----------------------------       ---------------------------

  NAME AND ADDRESS OF       NUMBER OF      PERCENT OF     NUMBER OF      PERCENT OF
  BENEFICIAL OWNER (1)      SHARES OF      CLASS (2)      SHARES OF      CLASS (3)
                          COMMON STOCK                   COMMON STOCK
                          BENEFICIALLY                   BENEFICIALLY
                              OWNED                         OWNED
  -------------------       ---------      ----------     ---------      ----------
Newcastle Investment       16,488,517        70.20%           --             --
Holdings Corp.
Fortress Principal        4,483,453 (5)      18.94%     2,936,855 (6)      12.40%
Investment Holdings LLC
(4)

Wesley R. Edens           4,494,553 (7)      18.98%     2,947,955 (8)      12.45%
David J. Grain                2,000            *            2,000            *
Stuart A. McFarland           2,000            *            2,000            *
David K. McKown               2,000            *            2,000            *
Peter M. Miller               2,000            *            2,000            *
Jonathan Ashley               1,150            *            5,976            *
Randal A. Nardone         4,484,453 (7)      18.94%     2,937,855 (8)      12.41%
Erik P. Nygaard           4,493,453 (7)      18.98%     2,946,855 (8)      12.45%
Kenneth M. Riis              20,000            *           20,000            *
Debra A. Hess (9)              --              --             --             --

Michael I. Wirth (10)          500             *             500             *
Wallace R. Weitz &             --              --         2,975,142        12.67%
Company (11)
All directors, nominees     4,534,703        19.15%       2,992,932        12.64%
and executive officers
as a group
(10 persons)

* Denotes less than 1%.

(1) The address of Newcastle Investment Holdings Corp., Fortress Principal Investment Holdings LLC and all officers, directors and nominees listed above are in the care of Fortress Investment Group LLC, 1251 Avenue of the Americas, 16th Floor, New York, New York 10020.

(2) Percentage amount assumes the exercise by such persons of all options to acquire shares of our Common Stock and no exercise by any other person.

(3) Percentage amount assumes exercise by such persons of all options to acquire shares of our Common Stock and no exercise by any other person. Percentage amount also assumes no exercise by Fortress Principal Investment Holdings LLC of its options to purchase 2,091,673 shares of the common stock of Holdings.

(4) The beneficial owners of Fortress Principal Investment Holdings LLC include, among others, Messrs. Edens, Nardone and Nygaard. Fortress Investment Holdings LLC is the sole member of our Manager. The beneficial owners of Fortress Investment Holdings LLC also include, among others, Messrs. Edens, Nardone and Nygaard.

(5) Includes options to acquire 186,666 shares of our Common Stock, which represents the portion of the 700,000 options that are currently exercisable and exercisable within 60 days of the date hereof beneficially owned by Fortress Principal Investment Holdings LLC directly in us and 4,296,787 shares beneficially owned by Fortress Principal Investment Holdings LLC as a result of its beneficial ownership of shares in Holdings and an option to purchase 2,091,673 shares in Holdings. Messrs. Edens, Nardone and Nygaard each own a portion of the beneficial interests in Fortress Principal Investment Holdings LLC.

(6) Includes 2,750,189 shares of our Common Stock that Fortress Principal Investment Holdings LLC will receive in connection with the Holdings Distribution and options to acquire 186,666 shares of our Common Stock, which represents the portion of the 700,000 options that are currently exercisable and exercisable within 60 days of the date hereof. Assumes that Fortress Principal Investment Holdings LLC does not exercise its outstanding stock option to purchase 2,091,673 shares of common stock of Holdings. We have been informed by Fortress Principal Investment Holdings LLC that it does not currently intend to exercise its option prior to the Holdings Distribution.

(7) An aggregate of 4,483,453 of these shares are beneficially owned by Fortress Principal Investment Holdings LLC, as described above in note 5.

(8) An aggregate of 2,936,855 of these shares are beneficially owned by Fortress Principal Investment Holdings LLC as described above in note 6.

(9) Debra A. Hess joined us as our Chief Financial Officer on April 21,
2003.

(10) Michael I. Wirth was our Chief Financial Officer from inception through April 21, 2003.

(11) The address for Wallace R. Weitz & Company is 1125 South 103rd Street, Omaha, NE 68124. The beneficial owners are Weitz Partners III, Weitz Value Fund, Weitz Partners Value and Weitz Hickory Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires directors, executive officers and persons beneficially owning more than ten percent of a registered class of a company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the New York Stock Exchange.

      To our knowledge, based solely on review of the copies of such reports furnished to us during the year ended December 31, 2002, all of our directors, executive officers and greater-than-ten-percent owners were in compliance with the Section 16(a) filing requirements, except Mr. McKown's initial report on Form 3, relating to his becoming a director in November 2002 and his report on Form 4 relating to the automatic grant under our stock option plan after the first board meeting attended by Mr. McKown of an option to purchase 2,000 shares of our Common Stock, were each filed late.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In July 2002, Holdings contributed certain assets and liabilities to us in exchange for all of the shares of our Common Stock. Our chairman and chief executive officer also serves as chairman and chief executive officer of Holdings. In addition, our Manager, Fortress Investment Group LLC, also serves as manager of Newcastle Investment Corp. At the time the transfer of assets and liabilities from Newcastle Investment Holdings to us was approved and other organizational matters were approved for us, Holdings was our sole stockholder. As a result, these matters were not approved at arm's length and the terms of the transfer may not be as favorable to us as if the transfer was with an unaffiliated third party. We may enter into future transactions with Holdings with the approval of our independent directors.

      We are party to a management agreement with Fortress Investment Group LLC, pursuant to which Fortress Investment Group LLC provides for the day-to-day management of our operations. The management agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors. Our chairman and chief executive officer and all of our executive officers also serve as officers of our Manager. As a result, the management agreement between us and our Manager and the amendment to the management agreement were not negotiated at arm's-length, and the terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

      Since our Manager also manages Holdings and other entities, it may become subject to conflicts of interest with respect to managing our interests and the interests of such entities.

      We have not entered into any other transactions in which any other director or officer or stockholder of ours or of our Manager had any material interest.

      Mr. Grain, a member of our board of directors, serves as President of Pinnacle Holdings Inc., whose equity is partially owned by Fortress Investment Fund, an affiliate of ours managed by our Manager.

      Fortress Principal Investment Holdings LLC, an affiliate of our Manager, has options to purchase 700,000 shares of our Common Stock. Fortress Principal Investment Holdings LLC also owns 2,750,189 shares of common stock of Holdings and has options to purchase an additional 2,091,673 shares of common stock of Holdings. We have been informed that, in connection with a plan of liquidation approved by the board of directors and stockholders of Newcastle Investment Holdings Corp, its board of directors has declared a distribution to be made on or about May 19, 2003 to its stockholders of record on May 8, 2003 of all the shares of our Common Stock owned by Holdings. Each stockholder of Holdings will receive one share of our Common Stock for each share of common stock of Holdings owned by such stockholder. After such distribution, Holdings will own no shares of our Common Stock and Fortress Principal Investment Holdings LLC will receive 2,750,189 shares of our Common Stock and will, as a result, own 2,936,855 shares, or approximately 12.40%, of our Common Stock, after giving effect to the 186,666 options that have vested of the 700,000 options it was granted, and assuming no exercise by Fortress Principal Investment Holdings LLC of its options in Holdings.

      Fortress Investment Holdings LLC is the sole member of Fortress Investment Group LLC, our Manager. The beneficial owners of Fortress Investment Holdings LLC include, among others, Messrs. Edens, Nardone, and Nygaard.

                                 PROPOSAL NO. 2
     APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

PROPOSED INDEPENDENT AUDITOR

      Ernst & Young LLP, independent certified public accountants, has served as independent auditors for us and our subsidiaries for the fiscal year ended December 31, 2002. The Audit Committee of the board of directors has appointed Ernst & Young LLP to be our independent auditors for the fiscal year ending December 31, 2003 and has further directed that the selection of the independent auditors be submitted for approval by the stockholders at the Annual Meeting.

      Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The board of directors recommends a vote FOR the approval of the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal year 2003.

                              INDEPENDENT AUDITORS

      During the year ended 2002, we engaged Ernst & Young LLP to provide us with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management's evaluation of internal accounting controls, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized bond obligations. Fees for 2002 and 2001 were as follows:

                                                 Tax-Related Fees    All Other
      Year        Audit Fees     Audit-Related        Fees               Fees(1)
      ----        ----------     -------------   ----------------    ---------
2002              $280,000         $25,000          $65,000          $1,571,000
2001              $325,000         $27,000          $234,000         $456,000

(1) Includes fees paid in connection with our initial public offering of $1,487,000 in 2002 and $425,000 in 2001.

      The audit committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

           ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS
                             FOR 2004 ANNUAL MEETING

      Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2004 annual meeting of stockholders if they are received by the Company on or before December 30, 2003. Any proposal should be directed to the attention of the Company's Secretary at 1251 Avenue of the Americas, 16th Floor, New York, New York 10020.

      In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by the Company not later than the last date for submission of stockholder proposals under the Company's Bylaws. In order for a proposal relating to business to be conducted at our 2004 annual meeting of stockholders to be "timely" under the Company's Bylaws, it must be received by the secretary of the Company at our principal executive office after the close of business on January 2, 2004 and before the close of business on February 2, 2004. However, in the event that the date of mailing of the notice of the 2004 annual meeting of stockholders is advanced or delayed by more than 30 days from April 30, 2004, a proposal by the stockholders to be timely must be received not earlier than the close of business on the 120th day before mailing of notice of such meeting and not later than the close of business on the later of the 90th day before mailing of notice of such meeting or the 10th day after the day on which public announcement of the date of such meeting is first made by the Company. For additional requirements, a stockholder may refer to our Bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our Bylaws, the proposal my be excluded from consideration at the meeting.

                                  OTHER MATTERS

            The board of directors knows of no other business to be brought before the Annual Meeting. If any other matters properly comes before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

      No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

                             ADDITIONAL INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC") at 450 Fifth Street NW, Washington, DC 20549. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information will also be furnished upon written request to Newcastle Investment Corp., c/o Fortress Investment Group LLC, 1251 Avenue of the Americas, 16th Floor, New York, NY 10020,
Attention: Ms. Lilly H. Donohue.

      The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to, Newcastle Investment Corp., 1251 Avenue of the Americas, 16th Floor, New York, New York 10020,
Attention: Ms. Lilly H. Donohue.

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE APPROVAL OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2003. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 30, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

                                          By Order of the Board of Directors,

                                          /s/Randal A Nardone

                                          Randal A Nardone
                                          Secretary

New York, New York
April 30, 2003

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           NEWCASTLE INVESTMENT CORP.

            FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD May 29, 2003, the undersigned appoints Wesley R. Edens and Randal A. Nardone, or either of them, with full power of substitution, to attend the Annual Meeting of Stockholders of NEWCASTLE INVESTMENT CORP. on May 29, 2003 (the "Annual Meeting"), and any adjournments thereof, on behalf of the undersigned and to vote all shares which the undersigned would be entitled to vote and to take all actions which the undersigned would be entitled to take if personally present upon the following matters set forth in the Notice of Annual Meeting and described more fully in the Proxy Statement:

            1. Proposal to elect (a) two Class I directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and duly qualified; and (b) one Class III director to serve until the 2005 annual meeting of stockholders or until his respective successor is elected and duly qualified.

                  [___] FOR the THREE nominees listed below (except as marked to the contrary below)

                  [___] WITHHOLD AUTHORITY to vote for the THREE nomineeslisted below

                        Stuart A. McFarland

                        David K. McKown

                        Peter M. Miller

            INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided below:

            __________________________________________________________

            2. Proposal to approve the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2003.

                  [___] FOR this appointment

                  [___] AGAINST this appointment

                  [___] ABSTAIN

            3. In their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

This proxy, when properly executed, will be voted as directed. If this proxy is executed but no direction is indicated, this proxy will be voted FOR the proposal to elect (a) two Class I directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and duly qualified; and one Class III director to serve until the 2005 annual meeting of stockholders or until his respective successor is elected and duly qualified, and FOR the approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2003; and in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

                          PLEASE DATE, SIGN AND RETURN
                                 PROXY PROMPTLY
                           Receipt of Notice of Annual
                           Meeting and Proxy Statement
                             is hereby acknowledged

                     --------------------------------------
                             Stockholder's Signature

                     ---------------------------------------
                    Joint Holder's Signature (if applicable)
                                      Date:

NOTE: Please sign exactly as the name appears on the records of the Company and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s)

                                   APPENDIX A
                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           NEWCASTLE INVESTMENT CORP.

                           I. PURPOSE OF THE COMMITTEE

      The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Corporation's financial statements, (ii) the Corporation's compliance with legal and regulatory requirements, (iii) the Corporation's independent auditors' qualifications and independence, and (iv) the performance of the Corporation's independent auditors and the Corporation's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement.

                        II. COMPOSITION OF THE COMMITTEE

      The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the "NYSE") and the Sarbanes - Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act. Director's fees (including any additional amounts paid to chairs of committees and to members of committees of the Board) are the only compensation a member of the Committee may receive from the Corporation.

      No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation's annual proxy statement.

      The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. Each member of the Committee must be "financially literate", as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "accounting or related financial management expertise", as the Board interprets such qualification in its business judgment. Further, either (i) at least one member of the Committee must be a "financial expert", as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is a "financial expert", the Committee shall so inform the Corporation.

      Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

                         III. MEETINGS OF THE COMMITTEE

      The Committee shall meet once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management, (ii) the director of the Corporation's internal auditing department or other person responsible for the internal audit function and (iii) the Corporation's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

      A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

      The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

      The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

               IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

      In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

      (a) Select, in its sole discretion (subject, if required, to shareholder ratification), the firm of independent auditors to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

      (b) Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval should be made after receiving input from the Corporation's management). Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee or the chairperson of the Committee and the person(s) granting such approval shall report such approval to the Committee at the next scheduled meeting;

      (c) Review the performance of the Corporation's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if required, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

      (d) Obtain at least annually from the Corporation's independent auditors and review a report describing:

            (i) the independent auditors' internal quality-control procedures;

            (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

            (iii) all relationships between the independent auditors and the Corporation (including a description of each category of services provided by the independent auditors to the Corporation and a list of the fees billed for each such category);

            The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

      (e) Oversee the independence of the Corporation's independent auditors by, among other things:

            (i) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence;

            (ii) ensuring that the lead audit partner and reviewing audit partner responsible for the audit of the Corporation's financials statements have not performed audit services for the Corporation for more than the previous five consecutive fiscal years of the Corporation;

            (iii) ensuring that the chief executive officer, controller, chief financial officer, chief accounting officer or other person serving in an equivalent position of the Corporation, was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Corporation's audit; and

            (iv) considering whether there should be a regular rotation of the Corporation's independent auditors;

      (f) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee is responsible for the selection (subject, if applicable, to shareholder ratification), evaluation and termination of the Corporation's independent auditors;

      (g) Review and accept, if appropriate, the annual audit plan of the Corporation's independent auditors, including the scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan's progress and results during the year;

      (h) Review the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation's independent auditors;

      (i) Review with management, the Corporation's independent auditors and, if appropriate, the director of the Corporation's internal auditing department, the following:

            (i) the Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and any major issues related thereto;

            (ii) critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation's financial statements;

            (iii) major issues regarding accounting principles and financial statements presentations, including (A) any significant changes in the Corporation's selection or application of accounting principles and (B) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Corporation's financial statements;

            (iv) all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

            (v) all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

            (vi) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

      (j) Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

            (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Corporation's independent auditors;

            (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls; and

            (iii) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

      (k) Attempt to resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

      (l) Review on a regular basis with the Corporation's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

            (i) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

            (ii) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and

            (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Corporation;

      (m) Confirm that the Corporation's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation's independent auditors;

      (n)   Review:

            (i) the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Corporation's internal audit function, through inquiry and discussions with the Corporation's independent auditors and management of the Corporation; and

            (ii) the yearly report prepared by management, and attested to by the Corporation's independent auditors, assessing the effectiveness of the Corporation's internal control structure and procedures for financial reporting and stating management's responsibility to establish and maintain such structure and procedures, prior to its inclusion in the Corporation's annual report;

      (o) Review with management the Corporation's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

      (p) Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

      (q) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

      (r) Review the Corporation's earnings press releases (especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

      (s) Establish clear hiring policies by the Corporation for employees or former employees of the Corporation's independent auditors;

      (t) Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation assess and manage the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures;

      (u) Meet at least annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

      (v) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

      (w) Review the Corporation's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation's independent auditors;

      (x) Review the Corporation's program to monitor compliance with the Corporation's Code of Conduct, and meet periodically with the Corporation's Compliance Officer or other appropriate person to discuss compliance with the Code of Conduct;

      (y) Obtain from the Corporation's independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

      (z) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

      (aa) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

      (bb) Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors, or the performance of the internal audit function;

      (cc) Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter, and set forth the goals and objectives of the Committee for the upcoming year. The evaluation should include a review and assessment of the adequacy of the Committee's charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report; and

      (dd) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

                                    * * *

      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Corporation.

                                *************